                            SUPPLEMENT TO PROSPECTUS
          FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 2000

NEW INVESTMENT PORTFOLIO

Effective November 1, 2000, one new investment portfolio, the Capital Appreciation Trust will be added to the variable portion of your contract. The new portfolio is a series of Manufacturers Investment Trust (the "Trust"). Set forth below is a brief description of the portfolio's investment objective and certain policies relating to that objective and a schedule of fees applicable to that portfolio.

                        INVESTMENT OBJECTIVE AND POLICIES

CAPITAL APPRECIATION TRUST. The investment objective of the Capital Appreciation Trust is long-term capital growth. Jennison Associates, LLC ("Jennison") manages the Capital Appreciation Trust and seeks to achieve this investment objective by investing at least 65% of the portfolio's total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that Jennison believes have above-average growth prospects. These companies are generally medium-to large-capitalization companies.

For more information on the new portfolio and its investment adviser, see the Trust's prospectus dated November 1, 2000.

                              FEE TABLE AND EXAMPLE

Contract Owner Transaction Expenses and Separate Account Annual Expenses are as set forth in the current Fee Table with respect to existing portfolios. Trust Annual Expenses and Example are amended to include the following new portfolio:

ANNUAL EXPENSES
(as a percentage of average net assets)

                                Management         Other         Total Trust
                                   Fees          Expenses      Annual Expenses
                                ----------       --------      ---------------
Capital Appreciation Trust        0.900%*        0.100%**          1.000%

 *0.900% on the first $300 million of net assets, 0.850% on net assets over $300 million
**Based on estimates of payments to be made during the current fiscal year.

EXAMPLE

A Contract Owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, regardless of whether the contract owner annuitizes as provided for in the contract, surrenders the contract at the end of the applicable time period or does not surrender the contract at the end of the applicable time period.


                    Trust Portfolio    1 Year    3 Years
                    ---------------    ------    -------

Capital Appreciation Trust               $27       $82

      RATINGS OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

     Due to the merger of the rating firms Duff & Phelps Credit Rating Co. and Fitch IBCA, the disclosure regarding the ratings of The Manufacturers Life Insurance Company of North America are amended to delete the reference to the Duff & Phelps rating and replace it with the following:
     AAA Fitch
     Highest in insurer financial strength; 1st category of 22

                    AMENDMENT TO TRUST ANNUAL EXPENSES TABLE

     The Trust Annual Expenses Table is amended to reflect that effective June 1, 2000, the Adviser voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, the Blue Chip Growth Trust, the Equity-Income Trust and the International Stock Trust. The fee reduction is based on the combined asset level of all four portfolios. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

          COMBINED ASSET LEVELS                       FEE REDUCTION
                                                      (AS A PERCENTAGE OF THE ADVISORY FEE)

          First $750 million                          0.0%
          Between $750 million and $1.5 billion       2.5%
          Between $1.5 billion and $3.0 billion       3.75%
          Over $3.0 billion                           5.0%

The fee reductions are applied to the advisory fees of each of the four portfolios. This voluntary fee waiver may be terminated at any time by the Adviser.

                        SUPPLEMENT DATED NOVEMBER 1, 2000


Vision.Supp112000